Decommissioning Liabilities	12 Months Ended
Dec. 31, 2025
Decommissioning Liabilities [Abstract]
DECOMMISSIONING LIABILITIES
9.	DECOMMISSIONING LIABILITIES

The Company’s decommissioning liabilities result from net ownership interests in petroleum assets including well sites, gathering systems and processing facilities. In 2024, the Company acquired certain natural gas and heavy oil assets in the Athabasca region of Northern Alberta and recognized $12.5 million of future decommissioning obligations. The Company estimates the total undiscounted escalated amount of cash flows required to settle its decommissioning liabilities to be approximately $342.8 million (December 31, 2024 - $340.8 million). For the year ended December 31, 2025, a credit-adjusted discount rate of 10.0% (December 31, 2024 -10.5%) and an inflation rate of 2.0% (December 31, 2024 - 2.0%) were used to calculate the decommissioning liabilities. A 1.0% change in the credit-adjusted discount rate would impact the discounted value of the decommissioning liabilities by approximately $3.9 million with a corresponding adjustment to PP&E. The decommissioning liabilities are estimated to be settled in periods up to year 2078, with the majority being incurred between 2047 and 2078.

A reconciliation of the decommissioning liabilities is provided below:

($ thousands)	December 31, 2025	December 31, 2024
Balance, beginning of year	$17,444	$8,449
Acquisitions	-	12,483
Liabilities incurred	134	27
Change in estimates	1,645	(5,801)
Decommissioning costs incurred	(1,133)	-
Accretion expense	1,832	2,286
Balance, end of year	$19,922	$17,444